                                   EXHIBIT 10.21

     This Note and the securities issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been and will be acquired by the registered holder hereof in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note and such securities may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration.

                           FINANCIAL INTRANET, INC.

                                  US$600,000

                        7% CONVERTIBLE PROMISSORY NOTE
                             DUE FEBRUARY 8, 2002

     FINANCIAL INTRANET, INC., a Nevada corporation (the "Company"), for value received, hereby promises to pay to ZUBAIR KAZI or registered assigns (the "Holder") on demand as set forth below, at the principal offices of the Company, the principal sum of SIX HUNDRED THOUSAND ($600,000) Dollars, and to pay interest on the outstanding principal sum hereof at 7% (SEVEN PERCENT) per annum from the date hereof (the "Issuance Date") until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided. The principal sum shall be payable upon demand by the Holder (in the form of a Conversion Notice as set forth below) or upon maturity pursuant to the following terms: the Company, upon demand by the Holder (in the form of a Conversion Notice as set forth below) at any time or times on or after February 16, 1999 and up until maturity, shall pay to the Holder the sum of $240,000 in shares of common stock of the Company (the "Common Stock") pursuant to the conversion formula set forth below), and pay upon demand (in the form of a Conversion Notice as set forth below) the remaining amount of $360,000 to the Holder at any time or times on or after ninety (90) days following the date of this Note. Interest hereunder shall accrue commencing the date hereof and shall be payable by the Company to the Holder on the Conversion Date, or if not converted or prepaid, then on the Anniversary Date (as defined below). The calculation of interest shall be based on the actual number of days that elapse during any period in a year of 360 days.

     In the event that the Holder has not demanded payment of this Note (in the form of a Conversion Notice as set forth below) prior to three years from the issuance date hereof (the "Anniversary Date"), on the Anniversary Date, the Company shall convert any and all remaining outstanding principal and any accrued and unpaid interest into the Company's common stock, par value $.001 per share (the "Common Stock") based on the Conversion Price (as hereinafter defined), with the Anniversary Date being deemed a Conversion Date and all other conversion procedures set forth below shall apply (and in such event the Holder expressly waives the 4.99% restriction in Section 3a(iv) below). Upon the conversion of all or any part of the principal amount of the Promissory Note at the option of the Holder prior to, or on the Anniversary Date, all accrued and unpaid interest on that portion of the Promissory Note so converted shall be payable upon conversion. The interest payable on the Anniversary Date or upon the earlier conversion of all or a portion of the principal amount of the Promissory Note will be paid in cash or Common Stock registered under the Securities Act, at the option of the Company, to the Holder of the Promissory Note. If paid in registered shares of Common Stock, the number of shares due to the Holder shall be equal to the dollar amount of interest due divided by the closing bid prices of the Common Stock on the date such interest has become due.

     In the event that for any reason whatsoever any interest or other consideration payable with respect to this Promissory Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the Holder as security for the repayment of the principal amount hereof and shall otherwise be waived.

     This Promissory Note is the promissory note referred to in the Pledge and Security Agreement (the "Pledge Agreement") and Guaranty (the "Guaranty") executed by Benjamin Stein (the "Guarantor") on the date hereof.

1.       Transfers of Promissory Note and Securities Issuable Upon Conversion to
                           Comply with the Securities Act

     The rights of the Holder to require the Company to enable the shares of Common Stock issuable upon conversion of the Promissory Note to be sold pursuant to the Securities Act and the Holder's other rights with respect to the registration of such shares of Common Stock under the Securities Act are set forth in a Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement"). The Holder agrees that this Promissory Note and any securities issuable upon conversion pursuant to Section 4 hereof may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (i) to a person to whom this Promissory Note and such securities may legally be transferred without registration pursuant to the Securities Act or otherwise and without the delivery of a current prospectus under the

     Securities Act with respect thereto or (ii) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

                  2.       Events of Default

     a. This Promissory Note shall become due and payable upon written demand made by the Holder hereof if one or more of the following events, herein called "events of default", shall happen:

     (i) Default in the payment of the principal (in the form of shares due upon Conversion, or otherwise) and/or accrued interest on this Promissory Note, when and as the same shall become due and payable, whether by acceleration or otherwise; provided, however, that in the event of a default in the payment of principal and accrued interest by the Company with respect to the payment due on demand commencing February 16, 1999, the Holder shall not have the right to demand payment of the $360,000 balance of the principal amount of the Note until 90 days from the date hereof unless the Guarantor is in default in his obligations under the Guaranty, and\or the Pledge and Security Agreement.

     (ii) Default in the due observance or performance of any covenant, term, provision, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, or the terms of the Subscription
Agreement dated as of the date hereof (the "Subscription Agreement"), and/or Registration Rights Agreement, and\or Pledge Agreement, if such default shall continue uncured for 15 business days after written notice, specifying such default, shall have been given to the Company by the Holder; provided, however, that the grace period specified in this Section 3(a)(ii) shall not apply to any other Event of Default specified in this Section 3, and shall not relieve the Company of its obligations to pay any liquidated damages.

     (iii) Entry of a judicial order for the appointment of a receiver, trustee or liquidator for the Company or its property or business which order shall not have been vacated or set aside or otherwise terminated within 60 days or upon the Company consenting to the entry of such an order;

     (iv) Admission in writing of the Company's inability to pay its debts as they mature;

     (v) General assignment by the Company for the benefit of creditors;

     (vi) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within sixty (60) days thereafter; or

     (vii) Any of the representations or warranties made by the Company herein, or in the Subscription Agreement, Pledge Agreement, or the Registration Rights Agreement shall have been incorrect when made in any material respect; or

     (viii) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter; or

     (ix) The Common Stock is delisted from trading on the OTC Bulletin Board, or the Company has received notice of final action concerning delisting from the OTC Bulletin Board and the Common Stock has not been relisted within ten (10) days thereafter;

     (x) The effectiveness of the Registration Statement including the shares of Common Stock underlying the Promissory Note has been suspended for a period of five (5) business days (unless such suspension is caused by the Holder) and effectiveness of the Registration Statement has not been reinstated within thirty (30) days thereafter;

     (xi) The Company shall have failed to deliver shares of Common Stock issuable upon conversion of the Promissory Note and/or exercise of the Warrants issued by the Company pursuant to the Subscription Agreement within two (2) business days of the date due for delivery under this Promissory Note and/or the Warrants and the Pledged Stock shall not have been timely delivered in accordance with the Pledge Agreement;

     (xii) The Registration Statement including the shares of Common Stock underlying the Promissory Note has not been declared effective on or before the 120th day after the date of this Promissory Note (other than by reason of any act or failure to act in a timely manner by the Holder or its counsel);

     (xiii) Default in the due observance or performance of any covenant, term, provision, condition or agreement on the part of the Guarantor/Pledgor to be observed or performed pursuant to the terms of the Pledge Agreement and/or Guaranty, if such default shall continue uncured for five days after written notice, specifying such default, shall have been given to the Guarantor by the Holder; or

     (xiv) The Company has not reserved and kept available sufficient shares of Common Stock pursuant to Section 3(c)(v)(F).

     The Company agrees that notice of the occurrence of any event of default will be promptly given to the Holder at his or her registered address by certified mail within five days of such event of default.

     c. In case any one or more of the events of default specified above shall happen or, the Holder may consider this Promissory Note immediately due and payable in cash and may proceed to enforce the payment of the outstanding principal amount and all accrued an unpaid interest and may protect and enforce his or her right by suit for the specific performance of any covenant or agreement contained in this Promissory Note or in aid of the exercise of any power granted in this Promissory Note or may proceed to enforce any other legal or equitable rights of such Holder. It is agreed that in the event of such action, the Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys.

                  3        Conversion.

     a. The Holder is entitled, at its option, at any time or times, after February 16, 1999 to convert up to $240,000 principal amount of this Promissory Note, and at any time or times after ninety (90) days after the date hereof to convert the remaining unconverted portion of this Promissory Note, in accordance with the following terms and conditions:

     (i) The Holder may exercise its right to convert the Promissory Note by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Company and to the Guarantor at 589 Lakeworth Circle, Lake Mary, Florida 32746 (facsimile (407-333-2373) (between the hours of 9:00 a.m. and 5:30 p.m. Eastern Time) and delivering the original Notice of Conversion (in the form attached hereto as Exhibit A) and the original Promissory Note to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date". The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of the Promissory Note (together with the certificates representing the Promissory Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within two business days after the Conversion Date if the address for delivery is within the New York City metropolitan area (or within three business days after the Conversion Date if the address for delivery is outside the New York City metropolitan area (but within the continental United States) provided the Company has received the original Notice of Conversion and Promissory Note being so converted no later than the date before the delivery date. The Notice of Conversion and Promissory Note representing the portion of the Promissory Note converted shall be delivered to the office of the Company as set forth in the Subscription Agreement. In the event that the Holder fails to deliver the original Notice of Conversion and Promissory Note to the Company later than the date immediately prior to the delivery date, then the Conversion Date shall be deemed to be the date of delivery of such documents.

     In addition to any other remedies which may be available to the Holder, in the event that the Company fails to effect delivery of such shares of Common Stock within such three or two or three business day period, as the case may be, the Holder will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of the Notice of Conversion.

     (ii) In the event that the Common Stock issuable upon conversion of this Promissory Note is not delivered, within three (3) business days of receipt by the Company of a valid Notice of Conversion (provided the Company has received the original Promissory Note to be converted) to any address in the New York metropolitan area designated by the Holder (or within four (4) business days to any other address in the continental United States designated by the Holder), the Company shall pay to the Holder, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 principal amount of Promissory Note sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the shares of Common Stock are not delivered, which liquidated damages shall run from the fourth business day after the Conversion Date (or the fifth business day following the Conversion Date as the case may be) up until the time that either the Conversion Notice is revoked or the Common Stock is delivered, at which time such liquidated damages shall cease. In the event that shares of Common Stock are released pursuant to the Pledge Agreement to satisfy the Company's obligations hereunder, delivery shall not be deemed complete until delivery to the Holder of certificates registered in the name of the Holder in accordance with the terms of the Pledge Agreement, and the Company shall be responsible for liquidated damages up to the date the shares are delivered to the Holder. Any and all payments required pursuant to this paragraph shall be payable only in cash immediately. Any and all payments required to be made, and/or made pursuant to this Section shall not be deemed to be a waiver of the Company's obligation to deliver the shares of Common Stock due upon conversion of this Promissory Note.

     (iii) The Holder may, in accordance with the terms of this Section, at its sole option convert this Promissory Note into that number of shares of fully paid and nonassessable shares of Common Stock which is to be derived from dividing the Conversion Amount by the Conversion Price. The "Conversion Amount" shall mean the principal dollar amount of the Promissory Note being converted. The "Conversion Price" shall be the lessor of : (i) 75% of the average of the five lowest closing bid prices of the Common Stock during the 30 trading days ending on the trading day immediately preceding the Conversion Date, or (ii) $.40 per share. The closing bid price shall be deemed to be the reported last bid price regular way as reported by Bloomberg LP or if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded.

     (iv) Notwithstanding anything else herein to the contrary, the Holder of this Promissory Note may not convert any Promissory Note to the extent that after such conversion, the number of shares of Common Stock owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Promissory Notes and any unexercised warrants issued to the Holder and its affiliates as of such date (the "Warrants")), would result in ownership by the Holder and its affiliates of 4.99% or more of the Company's issued and outstanding shares of Common Stock following such conversion. This restriction shall be binding upon any transferee of the Promissory Note from any Holder. The preceding shall not interfere with the Holder's right to convert this Promissory Note over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Holder and its affiliates does not own more than 4.99% of the then outstanding Common Stock at any given time.

                           c.       Adjustment of Conversion Price

     (i) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price, in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 4(c)(i) shall be effective at the close of business on the date the stock split or combination occurs.

     (ii) Adjustment for Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the Conversion Price shall be made at the option of the Holder, and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder of this Promissory Note will receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Promissory Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this
Section 4(c)(iii) with respect to the rights of the Holder of this Promissory Note.

     (iii) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Promissory Note at any time or from time to time after the Issuance Date shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 4(c)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 4(c)(v)), then, and in each event, an appropriate revision to the Conversion Price shall by made and provisions shall be made (by adjustments of the Conversion Price of otherwise) so that the Holder of this Promissory Note shall have the right thereafter to convert such Promissory Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Promissory Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

     (iv) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in
Section 4(c)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 4(c)(iv)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, an appropriate revision to the Conversion Price provision shall be made so that the Holder of this Promissory Note shall have the right thereafter to convert such Promissory Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon conversion of such shares would have been entitled upon such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon conversion of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4(c)(v) with respect to the rights of the Holder of this Promissory Note after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 4(c)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Promissory Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

     (v) Other  Adjustment  Events  and  Provisions.  For the  purposes  of this
Section 4, the following shall also be applicable.

     (A) Consideration for Stock. In case any shares of Common Stock or convertible securities or any rights or warrants or options to purchase any such Common Stock or convertible securities shall be issued or sold:

     (1) for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith;

     (2) for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company in good faith and in the exercise of reasonable business judgment, without deduction of any expense incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith, which determination shall be sent in writing by the Board of Directors to the registered Holder of this Promissory Note;

     (3) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the non- surviving corporation as such Board may determine to be attributable to such shares of Common Stock, convertible securities, rights or warrants or options, as the case may be; or

     (4) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Promissory Note, the determination of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Promissory Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Promissory Note.

     (B) No Impairment.  The Company shall not, by amendment of its  Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder of this Promissory Notes against impairment.

     (C) Certificate as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Promissory Note pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish notice to the Holder of such Promissory Note, a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the Holder of such affected Promissory Note, at any time, furnish or cause to be furnished to such Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Promissory Note. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

     (D) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Promissory Note pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any Holder in connection with any such conversion.

     (E) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Promissory Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall round the fraction to the nearest whole number of shares such that the Company will round up if the fraction is one-half or more, and round down if the fraction is less than one-half.

     (F) Reservation of Common Stock. The Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock not previously reserved, solely for the purpose of effecting the conversion of this Promissory Note, the full number of shares deliverable upon conversion of the Promissory Note from time to time outstanding. The Company shall, from time to time in accordance with the Nevada General Business Corporations Law, as amended, take all necessary measures to increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to permit the conversion of the Promissory Note at the time outstanding.

     (G) Retirement of the Promissory Note. Conversion of the Promissory Note shall be deemed to have been effected on the applicable Conversion Date, and such date is referred to herein as the "Conversion Date". The converting Holder shall be deemed to have become a stockholder of record of the Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the Promissory Note represented by a certificate surrendered for conversion, the Company shall issue and deliver to such Holder at the expense of the Company, a new Promissory Note representing the unconverted portion of the certificate so surrendered.

     4. No Preemptive Rights. Except as provided in Section 4 hereof, no Holder of this Promissory Note shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Promissory Notes (except as set forth in the Subscription Agreement), or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class or bond or Promissory Notes, or other evidences of indebtedness convertible into or exchangeable for shares may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

                  5.       Miscellaneous

     a. This Promissory Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

     b. The Company may consider and treat the person in whose name this Promissory Note shall be registered as the absolute owner hereof for all purposes whatsoever (whether or not this Promissory Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Promissory Note shall have the right to transfer this Promissory Note by assignment, and the transferee thereof shall, upon his registration as owner of this Promissory Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Promissory Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Promissory Note may be registered in the name of the transferee. This Promissory Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all Holders or transferees of the Promissory Note not registered at the time of sending the communication.

     c. Payments of interest shall be made as specified above to the registered owner of this Promissory Note. Payment of principal shall be made to the registered owner of this Promissory Note upon presentation on or after maturity. No interest shall be due on this Promissory Note for such period of time that may elapse between the maturity of this Promissory Note and its presentation for payment.

     d. Presentment, notice of dishonor, protest and notice of protest are hereby waived. In the event an action, suit or proceeding is brought to enforce this Promissory Note or to protest the same, the Holder hereof shall be entitled to all costs and disbursements, including reasonable attorney's fees and costs of collection, incurred in connection with such action, suit or proceeding.

     e. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Promissory Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Promissory Note, if mutilated, the Company shall execute and deliver a new Promissory Note of like tenor and date. Any such new Promissory Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Promissory Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     f. This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York, with respect to contracts executed and performed in the State of New York.

     g. Any litigation based thereon, or arising out of, under, or in connection with, this Promissory Note or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the court of the state of New York without reference to its conflicts of laws rules or principles. The Company and the Holder hereby expressly and irrevocably submits to the exclusive jurisdiction of the Federal Courts of the state of New York sitting in the Southern District for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Holder and the Company each irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. To the extent that the Holder has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Holder hereby irrevocably waives such immunity in respect of its obligations under this Promissory Note and the other documents.

     h. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed (1) to the Holder at its address appearing on the books of the Company, (2) to the Company at Financial Intranet, Inc., 410 Saw Mill River Road, Ardsley, New York 10502, Attn.: Michael Sheppard (facsimile 914-693-5049); with a copy to Steven Schuster, Esq., McLaughlin & Stern LLP, 260 Madison Avenue, New York, New York 10016 (facsimile 212-448-0066).

     IN WITNESS WHEREOF, Financial Intranet, Inc. has caused this Promissory Note to be signed in its name by its President on the 8th day of February, 1999.

                                       FINANCIAL INTRANET, INC.

                                       By: /s/Michael Sheppard
                                           Michael Sheppard, President

                         EXHIBIT A TO PROMISSORY NOTE

                              CONVERSION NOTICE

                                                       Date:

FINANCIAL INTRANET, INC.
410 Saw Mill River Road
Ardsley,  NY 10502
Attn: President

Ladies and Gentlemen:

     The undersigned hereby elects to convert $____________ of the principal amount of the promissory note issued to it by FINANCIAL INTRANET, INC. (the "Company") dated as of February ___, 1998 and to convert such promissory note into ____________________ (_________) shares of the Common Stock of the Company at a conversion price of _________________ ($_________) per Share (the "Conversion Price").

     In the event that the Conversion Price elected by the undersigned represents 75% of the average of the five lowest closing bid prices of the Common Stock during the 30 trading days ending on the trading day immediately preceding the date this notice is delivered to the Company, a calculation of the Conversion Price is set forth below or on a page attached hereto.

     The undersigned represents that as of the date hereof, the undersigned and its affiliates own not more than ___________ shares of Common Stock of the Company.

                                       Very truly yours,

                                       ______________________________

                                       By:____________________________

                                       Title: __________________________